UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2004


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          0-16002                                          95-3768341
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     (Commission File Number)                  (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On August 18, 2003, registrant reported a delay in the filing of its Form 10-Q for the first quarter of fiscal year 2004 that ended on June 28, 2003. On November 11, 2003, registrant reported that it would delay the filing of its Form 10-Q for the second quarter of fiscal year 2004 that ended on September 27, 2003. Under the terms of registrant's $45 million Revolving Credit Agreement with California Bank & Trust, Bank of the West and Union Bank of California, N.A. (the "Banks"), the failure to provide the Form 10-Q for the first quarter to the Banks on August 27, 2003 and the failure to provide the Form 10-Q for the second quarter to the Banks on November 27, 2003 constituted events of default. On January 14, 2004, registrant publicly announced and reported that it would restate its financial statements for the five-fiscal-year period ended March 31, 2003 and revised guidance concerning fiscal year 2004 financial performance. The registrant's announced restatement constitutes an event of default.

      The Banks have agreed to forbear such defaults until February 27, 2004, subject to the terms and conditions of the agreement among registrant and the Banks. Based on its forecast of historical seasonal cash flow needs, registrant agreed to continue to limit its borrowings to a maximum of $20 million during the period of forbearance and has agreed to: (1) provide substantially final copies of the Forms 10-Q for the first and second quarters of fiscal year 2004 to the Banks at least 72 hours prior to filing; (2) provide to the Banks with registrant's Form 10-Q for the third quarter of fiscal year 2004 ended December 28, 2003; and (3) complete the restatement so as to enable the Banks to determine that registrant is in compliance with the financial covenants of the Revolving Credit Agreement.

      Registrant intends to complete the restatement and to complete and file its Forms 10-Q as promptly as possible, although there can be no assurance that it will be able to do so by February 27, 2004, or that the Banks will continue to forbear thereafter if the restatement has not been completed and the Forms 10-Q have not been filed. As of January 26, 2004, registrant had an outstanding balance of approximately $5 million under the Revolving Credit Agreement.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED MARKETING SERVICES, INC.
                                       (Registrant)


       January 27, 2004                By: /S/ MICHAEL M. NICITA
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            Date                           Michael M. Nicita
                                           President and Chief Executive Officer